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                                                                    Exhibit 10.7

                            PS GROUP HOLDINGS, INC.
                          4370 La Jolla Village Drive
                                   Suite 1050
                         San Diego, California   92122


                                February 4, 2000


Heritage Air Holdings Statutory Trust
c/o  First Union National Bank, as trustee
10 State House Square
Hartford, Connecticut   06103

Attention:  W. Jeffrey Kramer

     Re: Agreement and Plan of Merger Dated as of December 18, 1999 Among Ourselves, Yourselves and PSG Acquisition, Inc.
          (the "Merger Agreement")
          -----------------------------------------------------------

Gentlemen:

     In connection with the execution of the Merger Agreement, the parties had intended the "SERP Policy" (as defined in Section 5.05(b) of the Merger Agreement) to insure not only the obligations of PS Group, Inc. and Statex Petroleum, Inc. specified in Section 5.05(b) but also the payments to be made by PS Group, Inc. to Charles E. Rickershauser, Jr. under the Separation Agreement dated December 18, 1999 between PS Group, Inc. and Mr. Rickershauser (as amended and restated concurrently herewith, the "Rickershauser Separation Agreement"). However, Section 5.05(b) of the Merger Agreement inadvertently omitted a provision to this effect.

     Please countersign this letter to confirm your agreement that, for all purposes of the Merger Agreement, the SERP Policy is required to cover the amounts due to Mr. Rickershauser, under the Rickershauser Separation Agreement, as "Bonus Payments" (as defined in Section 2(a) thereof) together with interest on the Bonus Payments (as specified in Section 2(b) thereof).
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     Thank you for your cooperation.

                              Very truly yours,

                              PS GROUP HOLDINGS, INC.


                              By: /s/ L. A. Guske
                                  ---------------
                                  Lawrence A. Guske
                                  Vice President-Finance
ACCEPTED AND AGREED

HERITAGE AIR HOLDINGS
STATUTORY TRUST

By:  FIRST UNION NATIONAL BANK,
     not in its individual capacity but
     solely as Trustee


     By: /s/ Brian D. Porch
        ---------------------------------
        Name:   Brian D. Porch
        Title:  Vice President, Authorized officer

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